                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 7, 2000
                                                            ------------

                                 SAGE, INC.

             (exact name of Registrant as specified in its charter)

       Delaware                       000-27935                770501710
       --------                       ---------                ---------

(State or other jurisdiction       (Commission File        (IRS Employer
 of incorporation)                  Number)                 Identification No.)


2460 North First Street, Suite 100, San Jose, California    95131
--------------------------------------------------------    -----
(Address of principal executive offices)                  (zip code)

Registrant's Telephone Number, including Area Code:  (408) 383-5300
                                                     --------------
                             N/A
                             ---
(Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT
        Not applicable.

ITEM 2. ACQUISITIONS OR DISPOSITION OF ASSETS
        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        Not applicable.

ITEM 5. OTHER EVENTS

             On, June 7, 2000, pursuant to the Agreement and Plan of Merger and Reorganization dated as of February 18, 2000, by and among Sage, Faroudja, Inc. ("Faroudja") and Finland Merger Sub, Inc., a wholly-owned subsidiary of Sage ("Finland"), Finland merged with and into Faroudja with Faroudja as the surviving corporation. Each shareholder of Faroudja has received 0.285 shares of Sage common stock following the merger. See attached Press release dated June 7, 2000 announcing the merger.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS
        Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                Financial Statements of Faroudja incorporated by reference to Faroudja's 10-Q for the quarter ended March 31, 2000.

        (b) PRO FORMA FINANCIAL INFORMATION.
            Not applicable.

        (c) EXHIBITS.

        Item 601(a)
        of Regulation S-K
        Exhibit No.                               Description
        ----------                                -----------

          99 Press release dated June 7, 2000 announcing the merger of Finland with and into Faroudja.

ITEM 8. CHANGE IN FISCAL YEAR
        Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
        Not applicable

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                               SIGNATURE
                               ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Sage, Inc..
                                   (Registrant)


Dated:  June 15, 2000              By:  /s/ Chandrashekar M. Reddy
                                        -----------------------------
                                        Name: Chandrashekar M. Reddy
                                        Title:  President and Chief Executive
                                                Officer


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                            INDEX TO EXHIBITS


Exhibit No.                                   Description
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
99                             Press release announcing the stockholders'
                                  approval of the Merger.



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